UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

(Address of principal executive offices)

(732) 780-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Mortgage and Security Agreement

On March 27, 2024, Avalon Globocare Corp. (the “Company”) entered into a Mortgage and Security Agreement (the “Mast Hill Mortgage”) with Mast Hill Fund L.P. (“Mast Hill”) to secure the payment performance and obligation under certain follow-up financing agreements described below. The Company is indebted to Mast Hill in the combined principal sum of $2,200,000.00 dollars.

In March 2024, the Company entered into follow-up financing agreements with Mast Hill, which included the issuance of 13% senior secured promissory notes totaling $700,000.00 convertible into common stock, par value $0.0001 per share, as well as the issuance of up to 105,000 shares of common stock as a commitment fee, and warrants for the purchase of up to 131,250 shares of Common Stock at an initial price per share of $2.00, and common share purchase warrants for the purchase of up to 121,154 shares of Common Stock at an initial price per share of $1.30, with a total purchase price of $665,000.00 (the “2024 Financing Agreements”). These agreements were made under the same terms and conditions of the prior rounds of convertible note financing in October 2023 and May 2023, as described in the current report on Form 8-K filed on October 13, 2023, and May 26, 2023 (the “2023 Financing Agreements”).

On March 27, 2024, the Company also entered into a Mortgage and Security Agreement (the “Firstfire Mortgage”) with Firstfire Global Opportunities Fund, LLC (“Firstfire”) to secure the payment performance and obligation under the 2023 Financing Agreements. The Company is indebted to Firstfire in the combined principal sum of $500,000 dollars.

The foregoing description of the Mast Hill Mortgage and the FirstFire Mortgage is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Mortgage and Security Agreement, dated March 27, 2024, between Avalon Globocare Corp. and Mast Hill Fund, L.P.
10.2	Mortgage and Security Agreement, dated March 27, 2024, between Avalon Globocare Corp. and Firstfire Global Opportunities Fund, LLC.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Date: March 27, 2024	By:	/s/ Luisa Ingargiola
	Name:	Luisa Ingargiola
	Title:	Chief Financial Officer

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